UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	August 6, 2007

              LADISH CO., INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-23539	31-1145953
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

5481 S. Packard Avenue
                     Cudahy, Wisconsin 53110
(Address of principal executive offices, including zip code)

                     (414) 747-2611
(Registrant's telephone number, including area code)

                     Not Applicable
(Former name or former address, if changed since last report)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.     OTHER EVENTS.

        On August 6, 2007 the Company issued a press release announcing the expansion of manufacturing capabilities in Poland.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits.

99(a)	August 6, 2007 Press Release

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

LADISH CO., INC.
Date: August 6, 2007	By: /s/ Wayne E. Larsen
Wayne E. Larsen
Vice President Law/Finance & Secretary

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